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                          ALLMERICA INVESTMENT TRUST
                             SUPPLEMENT EFFECTIVE
                                 JUNE 1, 1998
                        TO PROSPECTUS DATED MAY 1, 1998


     The management fee table and footnote (2) under the section entitled "Management Fees and Expenses" are amended to change the management fee for the Select Growth Fund as follows:

                                    SELECT
                                    GROWTH
                                     FUND
                                     ----
                                     (2)


--------------------------
(2) The Manager's fees for the Select Value Opportunity Fund and Select Growth Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:


                                                 SELECT
                                                  VALUE          SELECT
                                               OPPORTUNITY       GROWTH
           ASSETS                                 FUND            FUND
           ------                                 ----            ----
           First $100 Million............         1.00%           0.85%
           Next $150 Million.............         0.85%           0.85%
           Next $250 Million.............         0.80%           0.80%
           Next $250 Million.............         0.75%           0.75%
           Over $750 Million.............         0.70%           0.70%